Exhibit 10.1

WAIVER AND AMENDMENT NO. 1
TO FINANCING AGREEMENT

WAIVER AND AMENDMENT NO. 1 TO FINANCING AGREEMENT, dated as of May 9, 2018 (this “Amendment”), to the Financing Agreement, dated as of December 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among IWCO Direct Holdings Inc., a Delaware corporation (the “Parent”), MLGS Merger Company, Inc., a Delaware corporation (the “Initial Borrower”) and immediately upon the consummation of the IWCO Acquisition (as defined in the Financing Agreement), Instant Web, LLC, a Delaware corporation (the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Cerberus Business Finance, LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Cerberus Business Finance, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and, collectively, the “Agents”).

WHEREAS, the Loan Parties have requested that the Agents and the Required Lenders amend certain terms and conditions of the Financing Agreement and waive a certain Event of Default, in each case, as hereafter set forth; and

WHEREAS, the Agents and the Required Lenders are willing to amend and waive such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i)	“Amendment No. 1” means Amendment No. 1 to Financing Agreement, dated as of May 9, 2018, by and among the Loan Parties, the Agents and the Required Lenders.

(ii)	“Amendment No. 1 Effective Date” means the ‘Amendment Effective Date’ as set forth in Amendment No. 1.

(b) Existing Definitions. The following definitions in Section 1.01 of the Financing Agreement are hereby amended and restated in their entirety to read as follows:

(i)	“Compliance Date” means the last day of any calendar quarter (commencing with the first calendar quarter ending after the Effective Date) if Liquidity (which shall be measured as the average Liquidity for the last 10 consecutive days of the applicable calendar quarter) of Parent and its Subsidiaries is less than $15,000,000.

(ii)	“Fiscal Year” means the twelve (12) month period ending on July 31st of each calendar year for the Parent and its Subsidiaries.

(c) Section 2.05 (c)(i). Section 2.05 (c)(i) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(i) No later than ninety (90) days after December 31st of any calendar year, commencing with the calendar year ending on December 31, 2018, the Borrower shall, if the Leverage Ratio of the Parent and its Subsidiaries as of the end of such calendar year is (A) greater than 3.50:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the result of (to the extent positive) (1) 50% of the Excess Cash Flow of the Parent and its Subsidiaries for the most recently ended twelve (12) month period ending on December 31st minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such calendar year ending on December 31st (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), or (B) equal to or less than 3.50:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the result of (to the extent positive) (1) 25% of the Excess Cash Flow of the Parent and its Subsidiaries for such calendar year ending on December 31st minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such calendar year ending on December 31st (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments). Notwithstanding the foregoing, Excess Cash Flow shall exclude any amounts attributable to periods prior to (x) the Effective Date and (y) in the case of any Person that becomes a Subsidiary of the Parent after the Effective Date pursuant to a Permitted Acquisition, the consummation date of such Permitted Acquisition.”

(d) Section 6.01(g)(i). Section 6.01(g)(i) of the Financing Agreement is hereby amended by amending and restating the first sentence of the clause (i) thereof in its entirety to read as follows:

“The Financial Statements, when delivered to each Agent pursuant to Section 7.01(a), fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods or calendar periods, as applicable ended on such respective dates, all in accordance with GAAP.”

(e) Section 7.02(g). Section 7.02(g) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(g)  Capital Expenditures. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries in any calendar period set forth in the table below to exceed the amount set forth opposite such calendar period:

Period	Capital Expenditure
Calendar year ended December 31, 2018	$15,000,000
Calendar year ended December 31, 2019	$15,000,000
Calendar year ended December 31, 2020	$15,000,000
Calendar year ended December 31, 2021	$15,000,000
Calendar year ended December 31, 2022	$15,000,000

; provided, however, that the amount of Capital Expenditures permitted to be made in any calendar period set forth in the table above may be increased as follows: if the amount of the Capital Expenditures permitted to be made in any calendar period set forth in the table above is greater than the actual amount of the Capital Expenditures actually made in such calendar period (the amount by which such permitted Capital Expenditures for such calendar period exceeds the actual amount of Capital Expenditures for such calendar period, the “Excess Amount”), then such Excess Amount (such amount, the “Carry-Over Amount”) may be carried forward to the next succeeding calendar period (the “Succeeding Calendar Period”); provided that the Carry-Over Amount applicable to a particular Succeeding Calendar Period may not be carried forward to another calendar period and Capital Expenditures made by the Loan Parties and their Subsidiaries in any calendar period shall be deemed to reduce first, the amount set forth in the table above for such calendar period, and then the Carry-Over Amount.”

(f) Section 7.01(a)(iv). Section 7.01(a)(iv) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(iv)  simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) (solely in respect of financial statements due at the end of a calendar quarter) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer of the Parent (a “Compliance Certificate”):

(A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during such prior calendar quarter covered by the financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto,

(B) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) (solely in respect of financial statements due at the end of a calendar quarter) of this Section 7.01(a) (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03, (2) attaching a schedule showing in reasonable detail the calculation of the aggregate amount of Permitted Intercompany Investments (other than Investments made by Loan Parties to or in other Loan Parties that are organized under the laws of the same jurisdiction), and (3) including a discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries for the portion of the calendar year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the corresponding period in the previous calendar year, and

(C) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) (solely in respect of financial statements due at the end of a calendar quarter) of this Section 7.01(a) (1) attaching a summary of all material insurance coverage maintained as of the date thereof by any Loan Party and all material insurance coverage planned to be maintained by any Loan Party, together with such other related documents and information as the Administrative Agent may reasonably require, (2) including the calculation of the Excess Cash Flow in accordance with the terms of Section 2.05(c)(i) and (3) including confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iv) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein;”

(g) Section 7.01(a)(vi). Section 7.01(a)(vi) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(vi)  as soon as available and in any event not later than 30 days prior to the end of each calendar year ending December 31, a certificate of an Authorized Officer of the Parent attaching (A) Projections for the Parent and its Subsidiaries (consisting of a balance sheet, income statement and statement of cash flow thereof), prepared on a quarterly basis and otherwise in form and substance reasonably satisfactory to the Agents, for the immediately succeeding calendar year ending December 31st for the Parent and its Subsidiaries and (B) certifying that the representations and warranties set forth in Section 6.01(bb)(ii) are true and correct with respect to the Projections, in form previously delivered to the Agents or otherwise reasonably satisfactory to the Agents. ”

(h) Section 7.03. Section 7.03 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.03 Financial Covenant. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, on each Compliance Date, permit the Leverage Ratio of the Parent and its Subsidiaries for any period of four (4) consecutive calendar quarters of the Parent and its Subsidiaries for which the last calendar quarter ends on a date set forth below to be greater than the ratio set forth opposite such date:

Date of Calendar Quarter End	Ratio
December 31, 2017 through and including September 30, 2018	6.25 to 1.00
December 31, 2018	6.00 to 1.00
March 31, 2019 through and including December 31, 2019	5.50 to 1.00
March 31, 2020 through and including December 31, 2020	5.00 to 1.00
March 31, 2021 through and including December 31, 2021	4.50 to 1.00
March 31, 2022 and thereafter	4.00 to 1.00

; provided that Parent shall have the right to issue Permitted Cure Equity for cash or otherwise receive cash contributions to the capital of the Parent, and, in each case, to contribute any such cash to the capital of the Borrower, and apply the amount of the proceeds thereof, consistent with Section 2.05(c)(v), to prepay the principal of any Revolving Loan, in whole or in part (but shall not result in a reduction of the Total Revolving Credit Commitment) in an amount not less than the amount necessary such that Liquidity (which shall be measured as the average Liquidity for the last 10 consecutive days of the applicable calendar quarter and shall be calculated to give pro forma effect to any such Revolving Loan prepayment) of Parent and its Subsidiaries is not less than $15,000,000 (the “Cure Right”), so long as (a) the Borrower provides the Agents written notice of its expectation to receive proceeds from Permitted Cure Equity, and such proceeds are actually received by the Borrower, no later than 3 Business Days prior to the last day of the applicable calendar quarter and (b) the aggregate proceeds received in connection with the exercise of all Cure Rights shall not exceed $40,000,000.”

3. Waiver of Event of Default.

(a) The Agents and the Lenders hereby waive the Event of Default existing under Section 9.01(c) of the Financing Agreement as a result of the failure of the Loan Parties to deliver to the Administrative Agent and the Collateral Agent the financial statements and opinion described in Section 7.01(a)(iii) for the Fiscal Year ending 2017 (the Event of Default referred to above is hereinafter referred to as the “Specified Event of Default”).

(b) The Agents and the Lenders have not waived, are not by this Amendment waiving, and have no intention of waiving, any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Specified Event of Default or otherwise), other than the Specified Event of Default. The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of the Agents or the Lenders arising under the terms of the Financing Agreement on any future occasion or otherwise.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default (other than the Specified Event of Default) has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited company, limited liability company, exempted limited partnership or limited partnership duly organized, validly existing and, where such (or similar) concept has a legal meaning in a particular jurisdiction, in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and, in the case of the Borrower, to make the borrowings thereunder, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in and, where such (or similar) concept has a legal meaning in a particular jurisdiction, is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and, where such (or similar) concept has a legal meaning in a particular jurisdiction, in good standing be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties (other than with respect to the IStar Dispute), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document or with respect to the IStar Dispute) upon or with respect to any of its properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except , in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect (other than with respect to the IStar Dispute).

(d) Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by principles of equity.

5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):

(a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Amendment Effective Date all fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement.

(b) Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).

(c) No Default; Event of Default. No Default or Event of Default, other than the Specified Event of Default, shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(d) Delivery of Documents. The Collateral Agent shall have received on or before the Amendment Effective Date, this Amendment in form and substance satisfactory to the Collateral Agent, dated the Amendment Effective Date and duly executed by the Loan Parties, each Agent and the Required Lenders.

(e) Material Adverse Effect. The Agents shall have determined, in their reasonable judgment, that no event or development shall have occurred since December 31, 2017, which could reasonably be expected to have a Material Adverse Effect.

(f) Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment Effective Date.

(g) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

6. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

8. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

9. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

10. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

11. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

INSTANT WEB, LLC

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	President and CFO

PARENT:

IWCO DIRECT HOLDINGS INC.

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	President and CFO

[Amendment No. 1 to Financing Agreement]

GUARANTORS:

UNITED MAILING, INC.

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Executive VP, CFO

VICTORY ENVELOPE, INC.

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Executive VP, CFO

IWCO DIRECT NEW YORK, INC.

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Executive VP, CFO

IWCO DIRECT NORTH CAROLINA, INC.

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Executive VP, CFO

IWCO DIRECT TWIN, LLC

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Executive VP, CFO

[Amendment No. 1 to Financing Agreement]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Executive Vice President

[Amendment No. 1 to Financing Agreement]

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS KRS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC,
its General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

[Amendment No. 1 to Financing Agreement]

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By: Cerberus PSERS GP, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XVII LTD.
By: Cerberus ASRS Holdings LLC, its attorney-in-fact

By:	/s/ Eric Miller
Duly Authorized Signatory
	Name:	Eric Miller
	Title:	Vice President

CERBERUS LOAN FUNDING XVIII L.P.
By: Cerberus LFGP XVIII, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XIX L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

[Amendment No. 1 to Financing Agreement]

CERBERUS LOAN FUNDING XX L.P.
By: Cerberus LFGP XX, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.
By: Cerberus LFGP XXII, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXIII L.P.
By: Cerberus LFGP XXIII, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS ND CREDIT HOLDINGS LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

[Amendment No. 1 to Financing Agreement]

CERBERUS ND LEVERED LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS NJ CREDIT
OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

CERBERUS ONSHORE LEVERED III LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS PNC FUNDING LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

CERBERUS PSERS LEVERED LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

[Amendment No. 1 to Financing Agreement]

CERBERUS PSERS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Managing Director

[Amendment No. 1 to Financing Agreement]

MURRAY HILL FUNDING II, LLC

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President & CIO

33rd STREET FUNDING, LLC

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President & CIO

34th STREET FUNDING, LLC

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President & CIO

CION INVESTMENT CORPORATION

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President & CIO

[Amendment No. 1 to Financing Agreement]